PURCHASE AND SALE AGREEMENT

         This Purchase and Sale Agreement ("Agreement") is made and entered into as of the 1st day of July, 1994 ("Effective Date"), by and between Edward John Martori, Martori Enterprises Incorporated, Jerome M. White, Guadalupe Iniguez (as Trustee), Wedbush Morgan Securities (IRA), and Joseph P. Martori (as Trustee) (collectively, "Assignor"), and ILX Incorporated, an Arizona corporation ("Assignee").

         WHEREAS Assignor owns all of the outstanding Class A limited partnership interests (the "Partnership Interest") in Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("Partnership"), as further described in the First Amended Certificate of Limited Partnership and Amended Agreement of Los Abrigados Partners Limited Partnership dated September 9, 1991 and the Certificate of Amendment of Limited Partnership for Los Abrigados Partners Limited Partnership dated November 11, 1993 (collectively, the "Partnership's Governing Document");

         WHEREAS Assignor has agreed to sell, assign and transfer, and Assignee has agreed to purchase and accept, the Partnership Interest;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the Effective Date, as follows:

1. Purchase and Sale. Assignor hereby sells to Assignee, and Assignee hereby purchases from Assignor, all of Assignor's right, title and interest in and to the Partnership Interest.

2. Purchase Price. The purchase price to be paid by Assignee to each person constituting Assignor is as follows:

         Edward John Martori                $1,000,000
         Martori Enterprises Incorporated      100,000
         Jerome M. White                       243,500
         Guadalupe Iniguez (as Trustee)        121,750
         Wedbush Morgan Securities (IRA)        60,875
         Joseph P. Martori (as Trustee)         60,875

3. Payment of Purchase Price. The purchase price to be paid to Jerome M. White, Guadalupe Iniguez (as Trustee), Wedbush Morgan Securities (IRA), and Joseph P. Martori (as Trustee) shall be paid in cash on January 2, 1995. The purchase price to be paid to Edward John Martori and Martori Enterprises Incorporated shall be deferred and evidenced by installment promissory notes in the forms attached hereto as Exhibit "A" and Exhibit "B," respectively. Each installment promissory note shall be secured by, among other things, the Partnership Interest, all in accordance with the Security Agreements attached hereto as Exhibit "C." In addition, Assignee hereby agrees that any distributions of cash or property otherwise to be made by the Partnership to Assignee as owner of the Partnership Interest shall instead be made pro rata in satisfaction of said installment promissory notes, until paid in full.

4. Assignment of Partnership Interest. Assignor hereby assigns, transfers and conveys to Assignee, all of Assignor's right, title and interest in and to the Partnership Interest. As of the Effective Date, Assignee shall be entitled to receive all of Assignor's share, to which Assignor may be or would be otherwise entitled, of capital account, profits, losses, distributions, and any other compensation, income or allocation attributable to the Partnership Interests.

5. Acceptance of Partnership Interest. Assignee hereby accepts this Assignment, agrees to become a substituted Class A limited partner in place of Assignor throughout the Partnership's Governing Document and, from the Effective Date forward, assumes, and shall indemnify Assignor from and against, all of Assignor's obligations resulting from the Partnership Interest pursuant to the Partnership's Governing Document and the Partnership Interest, and agrees to be bound by the Partnership's Governing Document in the same manner as if a signatory thereto.

6. Counterparts. This Assignment may be executed in one or more counterparts, each of which may be executed by one or more of the parties hereto, which, when taken together, shall have the same force and effect as though all the parties executing such counterparts had executed the same instrument.

ASSIGNEE:                                     ASSIGNOR:

ILX Incorporated                              Edward Martori
                                              --------------------------------
                                              Edward John Martori
By:    Nancy J. Stone
     ------------------------
  Its:  Exec. Vice President                  Martori Enterprises Incorporated
     ------------------------

                                              By:   Joseph P. Martori
                                                  ----------------------------
                                              Its:         Chairman
                                                  ----------------------------


                                              Jerome M. White by Steven White
                                              --------------------------------
                                              Jerome M. White


                                              Guadalupe Iniguez
                                              --------------------------------
                                              Guadalupe Iniguez, Trustee


                                              By Joseph P. Martori
                                              --------------------------------
                                              Wedbush Morgan Securities (IRA)


                                              Joseph P. Martori, Trustee
                                              --------------------------------
                                              Joseph P. Martori, Trustee





                                  EXHIBIT "A"

                          Installment Promissory Note
                                   Payable to
                              Edward John Martori



                          INSTALLMENT PROMISSORY NOTE

$1,000,000
October 1, 1994

       Phoenix, Arizona

                  FOR VALUE RECEIVED, the undersigned, ILX INCORPORATED, an Arizona corporation (the "undersigned"), promises to pay to the order of Edward
J. Martori ("Payee"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of One Million Dollars ($1,000,000), together with interest thereon as computed below, as follows:

             Installments of principal and interest in the amount of $37,500 shall be payable quarterly on the first day of January, April, July, and October of each year commencing January 1, 1995. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on September 30, 1998.

                  Interest shall be charged on the unpaid principal balance of this Note from October 1, 1994 to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to eight percent (8%).

                  The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

                  Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

                  At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

                  The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof; (ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

                  This Note is secured by a Security Agreement of even date herewith.

                  This Note is executed to be effective as of the date set forth above.


                                       ILX INCORPORATED, an Arizona corporation



ATTEST:                                By:
                                          -------------------------------------
                                          Its:
                                          -------------------------------------

By:
     --------------------------------
Its:
     --------------------------------





                                  EXHIBIT "B"

                          Installment Promissory Note
                                   Payable to
                        Martori Enterprises Incorporated






                          INSTALLMENT PROMISSORY NOTE

$100,000
October 1, 1994

     Phoenix, Arizona

                  FOR VALUE RECEIVED, the undersigned, ILX INCORPORATED, an Arizona corporation (the "undersigned"), promises to pay to the order of Martori Enterprises Incorporated ("Payee"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of One Hundred Thousand Dollars ($100,000), together with interest thereon as computed below, as follows:

             Installments of principal and interest in the amount of $3,750 shall be payable quarterly on the first day of January, April, July, and October of each year commencing January 1, 1995. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on September 30, 1998.

                  Interest shall be charged on the unpaid principal balance of this Note from October 1, 1994 to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to eight percent (8%).

                  The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

                  Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

                  At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

                  The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof; (ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

                  This Note is secured by a Security Agreement of even date herewith.

                  This Note is executed to be effective as of the date set forth above.


                                       ILX INCORPORATED, an Arizona corporation



ATTEST:                                By:
                                             ----------------------------------
                                         Its:
                                             ----------------------------------

By:
     --------------------------------
Its:
     --------------------------------




                                  EXHIBIT "C"

                              Security Agreements



                               SECURITY AGREEMENT

  THIS SECURITY AGREEMENT (the "Agreement") is dated as of October 1, 1994, from ILX INCORPORATED, an Arizona corporation (the "Debtor") with a mailing address of 2777 E. Camelback Road, Phoenix, Arizona 85016, to Edward J. Martori ("Secured Party"), with a mailing address of 2737 Arizona Biltmore, #12, Phoenix, Arizona 85016.

                      1. SECURITY INTEREST AND ASSIGNMENT

  1.1 For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby grants Secured Party a security interest in and does hereby assign, convey, transfer, pledge and set over to Secured Party all of Debtor's rights, title, interest, powers and privileges (including, without limitation, the right to receive any monies now or hereafter due and payable to Debtor) in and to the following property (the "Collateral"):

           (a) All Debtor's interest in that Certificate of Limited Partnership and Agreement of Los Abrigados Partners Limited Partnership, dated June 24, 1991, and filed with the Secretary of State for the State of Arizona, on June 27, 1991, at Filing No. 20010032 forming a limited partnership (the "Partnership"), and any amendments or modifications thereto (the "Partnership Agreement");

            (b) All Debtor's rights and interest as a Class A Limited Partner in the Partnership, and any successor thereto by operation of law or otherwise;

            (c) All Debtor's interest, if any, in any partnership property of the Partnership;

           (d) All Debtor's share of any profits of the Partnership, now existing or hereafter arising, and Debtor's right to any surplus and any other money due or to become due to Debtor in respect of the Partnership;

           (e) All rights to receive any cash proceeds, cash available for distribution, property, units of ownership, or other distributions of any kind or in any form which may be due and payable to Debtor, from time to time, pursuant to the Partnership Agreement described above or applicable law;

            (f) Debtor's Class A Limited Partner's interest, ownership interests and ownership position in the
Partnership, now or hereafter acquired; and

           (g) Any and all proceeds, monies, claims for monies due and to become due, increases in ownership share, and all other payments or distributions of whatever nature now existing or hereafter arising from the foregoing Partnership, Partnership Agreement and collateral or from any extensions, amendments or modifications thereof.

  1.2 The grant of these security interests and assignments is made for the purpose of securing:

           (a) Payment of a Promissory Note of even date herewith in the face amount of One Million and No/100 Dollars ($1,000,000) made by Debtor to the order of Secured Party (said note and any and all renewals, amendments, modifications, increases and extensions thereof being hereinafter collectively called the "Note");

           (b) The strict performance and observance of all agreements, warranties, covenants and conditions contained in any other security agreement and contained in any other document or instrument entered into by and between Debtor and Secured Party (collectively, the "Documents")';

           (c) The repayment of all monies expended by Secured Party under the provisions hereof, with interest thereon at the default rate set forth in the Note.

  1.3 All matters referred to in subsections 1.2(a) through 1.2(c) above are sometimes herein referred to as the "Obligations".

  1.4 This Agreement is for security purposes only. Accordingly, Secured Party shall have no right hereunder to enforce its rights until an Event of Default (as defined below) has occurred hereunder or under any other Loan Document. Notwithstanding the foregoing, Debtor hereby agrees that any distributions of cash or property otherwise to be made by the Partnership to Debtor shall instead be made prorata in satisfaction of the Note and the other installment Promissory Note described in the Purchase and Sale Agreement to which Secured Party is a party dated October 1, 1994.

                      2. DEBTOR'S WARRANTIES AND COVENANTS

  2.1 Debtor hereby warrants and covenants as follows:

           (a) The execution, delivery and performance hereof does not contravene or violate any law or the terms of any agreement or undertaking to which Debtor is a party or by which Debtor is bound. Debtor has full power and authority to make the assignments and grant the security interests evidenced hereby. This Agreement and the assignments and security interests created hereby are valid, legal, binding and enforceable in accordance with their terms;

           (b) Debtor is and, as to Collateral acquired after the date hereof will be, the owner of the Collateral free from any adverse claim, lien, security interest, co-ownership or encumbrance other than the security interests and assignments granted to Secured Party hereby. Debtor shall notify Secured Party of and shall defend the Collateral against all claims and demands of all other persons at any time claiming any interest in the Collateral;

           (c) Debtor agrees to faithfully perform and discharge each and every obligation, covenant and agreement to be performed by Debtor under the agreements constituting the Collateral and agrees that Debtor will not default under any such agreement. Debtor agrees to give Secured Party prompt notice of any notice of default or breach or termination received from or made by any party to the agreements constituting the Collateral. Debtor shall provide Secured Party with such information concerning the Collateral as Secured Party may reasonable request including copies of reports or certificates delivered by Debtor or received by Debtor pursuant to the agreements constituting the Collateral;

           (d) Debtor will not modify, amend, waive, cancel, compromise or in any way alter the terms of any of the agreements constituting the Collateral without the prior written consent of Secured Party. Debtor will not release or discharge any other party from its obligations, covenants or agreements contained in the agreements constituting the Collateral. Debtor shall take all such actions with reference to the collection of monies due under the Collateral as Secured Party may reasonably request;

           (e) Debtor will not further assign or attempt to assign its rights under any of the agreements constituting the Collateral nor pledge or grant any other security interest in any of the Collateral nor permit any other lien or encumbrance to attach thereto;

           (f) Debtor warrants that all of the agreements constituting the Collateral are valid, legal, enforceable and in full force and effect. Such agreements have not been amended or modified in any way and are free from any default, breach, dispute, defenses and counterclaims;

           (g) Debtor shall from time to time do all acts and things and will execute and file all instruments in a timely and proper manner as reasonably required by Secured Party to establish, maintain, continue, guarantee and protect the security interests and assignments contained herein, and will promptly on demand pay all costs and expenses of filing and recording, including costs of any search reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the security interest and assignments of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or Secured Party's interest therein;

           (h) Debtor shall pay promptly when due all taxes and assessments upon the Collateral or upon this Agreement or upon any agreements or notes evidencing any of the Obligations;

           (i) Debtor warrants that the assignment of its partnership interest in the Partnership is an assignment of all of its rights and interests as a Class A Limited Partner in the Partnership and not a mere assignment of distributions due to Debtor and the Partnership Agreement of Partnership permits the assignment given by Debtor to Secured Party hereunder and will allow Secured Party to assume all partnership rights of Debtor in and to the Partnership upon the occurrence of an Event of Default hereunder; and

           (j) Debtor warrants that its interest as a Class A Limited Partner constitutes a 7.5 percentage interest in the Partnership as a whole.

              3. AUTHORITY OF SECURED PARTY TO PERFORM FOR DEBTOR

  3.1 Should Debtor fail or refuse to make any payment, perform any covenant or obligation, observe any condition or take any action which Debtor is obligated hereunder to make, perform, observe, take or do, at the time or in the manner herein provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor (except as provided in any of the Documents), and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect the security of this Agreement and the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party hereunder, together with interest thereon at the default rate of interest set forth in the Note from the date of said payment or expenditure, and any such payments and expenses, together with interest thereon, shall be added to the Obligations secured hereby and shall be deemed secured hereby.

  3.2 Debtor hereby constitutes and appoints Secured Party as the Debtor's true and lawful attorney-in-fact with full right of appointment and substitution, to perform any and all acts necessary or convenient to preserve and protect Secured Party's and Debtor's interest in and to the Collateral. Said power of attorney shall empower Secured Party to endorse the Debtor's name on all checks and other forms of payment, which may come into the possession of Secured Party and to sign and endorse the Debtor's name on any other instruments or documents. Secured Party is further empowered under such power of attorney to take any and all action necessary to effect, protect, or preserve Debtor's rights under the agreements constituting the Collateral including the execution of documents and agreements substituting Secured Party as general partner and/or limited partner of the Partnership upon an Event of Default hereunder. The powers granted herein, being coupled with an interest, are irrevocable until all Obligations to Secured Party have been fully paid and satisfied.

                              4. EVENTS OF DEFAULT

  4.1 Debtor shall be in default under this agreement upon the occurrence of any of the following events or conditions ("Events of Default"):

           (a) Any breach of any covenant or condition in this Agreement and such breach continues for a period of thirty (30) days after notice thereof from Secured Party to Debtor; or, if such failure is not capable of being cured within such thirty (30) day period, Debtor does not commence to cure the failure within such thirty (30) day period and thereafter diligently and continuously prosecutes the cure to completion (such cure must be completed to Secured Party's reasonable satisfaction in its reasonable discretion within sixty (60) days after Debtor has actual or constructive notice of such failure);

           (b) Any breach or default by Debtor of any of its Obligations under any agreement constituting the Collateral;

           (c) Any warranty, representation or statement made in this Agreement or the Documents by Debtor proves to have been false in any material respect when made or furnished;

           (d) Default in the payment or performance of any of the Obligations after giving effect to any applicable grace or cure period; or the occurrence of any Event of Default under the Note or any other Document after giving effect to any applicable grace or cure period.

                     5. SECURED PARTY'S RIGHTS UPON DEFAULT

  5.1 Upon the happening of any Event of Default, Secured Party may, at its option and without further notice to Debtor, declare all of the Obligations to be immediately due and payable and Secured Party shall have the rights, options, duties and remedies of Secured Party and Debtor shall have the rights and duties of a Debtor under the Uniform Commercial Code as adopted in the State of Arizona. Without limitation thereto, Secured Party shall have the following specific rights:

           (a) To take immediate possession of all records, instruments, documents and writings of Debtor pertaining to the Collateral without resort to legal process and without notice and for such purpose to enter upon any premises in which such records, instruments, documents, writings or any part thereof may be situated and remove the same therefrom;

           (b) To require Debtor to assemble all records, instruments, documents or writings pertaining to the Collateral and make such available to Secured Party at a place to then be designated by Secured Party;

           (c) To have a public or private sale of all or any part of the Collateral;

           (d) To be substituted for Debtor as a Class A Limited Partner of Partnership with all rights, powers and privileges of the same under the terms of the Partnership Agreement of Partnership;

           (e) To collect by legal proceedings or otherwise, endorse, receive and receipt for all money or other property now or hereafter payable upon or on account of the Collateral and enforce performance of all Obligations of obligors under the Collateral; to make any compromise or settlement with respect to the Collateral; to cause the Collateral to be transferred to Secured Party's name or to the name of its nominee; and to exercise as to the Collateral all the rights, powers and remedies of an owner;

           (f) To bring suit for specific performance against any or all of the persons and entities constituting Debtor;

           (g) To have any other rights or remedies available by law.

                             6. CUMULATIVE REMEDIES

  6.1 Any and all remedies herein expressly conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

  6.2 Failure of Secured Party to exercise any rights it may have upon Debtor's breach hereof or upon Debtor's default in payment of any Obligation secured hereby shall not release Debtor from any of its Obligations hereunder or under any loan, unless such waiver or release be express and in writing signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any Obligation secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default. By exercising or failing to exercise any of the options or elections contained in this Agreement, Secured Party shall not be deemed to have waived any breach or default on the part of Debtor.

  6.3 Debtor hereby waives any right or privilege which it or its creditors might otherwise have to require Secured Party to proceed against the assets encumbered hereby or by any other security document or instrument securing any loan to Partnership, in any particular order or fashion under any legal or equitable doctrine or principle of marshaling and/or suretyship and further agrees that upon default, Secured Party may proceed to exercise any or all remedies with regard to any or all assets encumbered hereby or by any other security document or instrument in such manner and order as Secured Party in its sole discretion may determine.

                          7. PAYMENT TO SECURED PARTY

  7.1 During the existence of any Event of Default hereunder, Debtor and Secured Party agree that all proceeds, cash, payments or distributions of any nature due, owing or to be paid to Debtor by reason of the Collateral, including but not limited to earnings distributable under the Partnership Agreement, shall be paid directly to Secured Party. All such sums received may be applied by Secured Party to the Obligations, whether or not then due, in such order and manner as Secured Party shall determine. Debtor agrees to promptly advise Secured Party, before any payment or distribution is due and before Debtor receives or is credited with payment, of the amount of any sum due and owing and the intended medium or form of payment.

  7.2 Secured Party shall not be obligated to perform or discharge any obligation, duty or liability of Debtor under any agreement. Secured Party shall not be obligated to assume or exercise any rights or obligations as general partner of the Partnership.

  7.3 At such time as no Event of Default exists hereunder, Debtor may exercise all its rights as a partner in the Partnership and receive all distributions from the Partnership without the consent of Secured Party, except as otherwise provided herein and in the Documents.

                           8. LIMITATION OF LIABILITY

  Subject to the provisions below, nothing contained herein shall be construed as creating any personal liability on the part of the Class A Limited Partners or the General Partner, the Class B Limited Partners, or the Partnership for all obligations of Debtor under the Documents to Secured Party, all such liability being expressly waived by Secured Party for itself, its successors and assigns, and Secured Party agrees to look solely to Debtor and to any collateral heretofore, now or hereafter pledged by any party to secure the Loan.

  The foregoing shall in no way limit or impair the enforcement against any security granted by the Documents of any of the Secured Party's rights and remedies pursuant to the Documents.

                                9. MISCELLANEOUS

  9.1 Debtor hereby agrees to indemnify and hold Secured Party harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including without limitation, reasonable attorneys' fees) to which Secured Party may become exposed, or which Secured Party may incur, in properly and legally exercising any of its rights under this Agreement. In addition to the foregoing award of attorneys' fees, Secured Party shall be entitled to its attorneys' fees incurred in any post judgment proceedings to collect or enforce any judgment related to this Agreement. This provision is separate and several and shall survive the merger of this provision into any judgment on this Agreement.

  9.2 The failure of Secured party to enforce any of the terms, covenants, or conditions herein shall not be construed or deemed to be a waiver of any rights or remedies hereunder. Secured Party shall have the full right, power and authority to enforce this Agreement, or any of the terms, covenants, or conditions hereof, at any time that Secured Party shall deem proper.

  9.3 This Agreement applies to and binds the parties hereto and their respective heirs, administrators, executors, successors, and assigns. Any provisions in any other agreement creating rights in Secured Party other than those created herein shall be deemed incorporated herein by reference and made a part hereof for all purposes.

  9.4 Debtor shall execute such documents and take such further actions as may be reasonably required by Secured Party to carry out the provisions hereof.

  9.5      Time is the essence of this Agreement and all its provisions.

  9.6 THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT ARE TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA.


                                     ILX Incorporated



                                     By:
                                        -------------------------------------

                                     Its:
                                        -------------------------------------
                                                                   [Debtor]





                               SECURITY AGREEMENT

  THIS SECURITY AGREEMENT (the "Agreement") is dated as of October 1, 1994, from ILX INCORPORATED, an Arizona corporation (the "Debtor") with a mailing address of 2777 E. Camelback Road, Phoenix, Arizona 85016, to Martori Enterprises Incorporated ("Secured Party"), with a mailing address of 2777 East Camelback Road, Phoenix, Arizona 85016.

                      1. SECURITY INTEREST AND ASSIGNMENT

  1.1 For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby grants Secured Party a security interest in and does hereby assign, convey, transfer, pledge and set over to Secured Party all of Debtor's rights, title, interest, powers and privileges (including, without limitation, the right to receive any monies now or hereafter due and payable to Debtor) in and to the following property (the "Collateral"):

           (a) All Debtor's interest in that Certificate of Limited Partnership and Agreement of Los Abrigados Partners Limited Partnership, dated June 24, 1991, and filed with the Secretary of State for the State of Arizona, on June 27, 1991, at Filing No. 20010032 forming a limited partnership (the "Partnership"), and any amendments or modifications thereto (the "Partnership Agreement");

           (b) All Debtor's rights and interest as a Class A Limited Partner in the Partnership, and any successor thereto by operation of law or otherwise;

           (c) All Debtor's interest, if any, in any partnership property of the Partnership;

           (d) All Debtor's share of any profits of the Partnership, now existing or hereafter arising, and Debtor's right to any surplus and any other money due or to become due to Debtor in respect of the Partnership;

           (e) All rights to receive any cash proceeds, cash available for distribution, property, units of ownership, or other distributions of any kind or in any form which may be due and payable to Debtor, from time to time, pursuant to the Partnership Agreement described above or applicable law;

           (f) Debtor's Class A Limited Partner's interest, ownership interests and ownership position in the Partnership, now or hereafter acquired; and

           (g) Any and all proceeds, monies, claims for monies due and to become due, increases in ownership share, and all other payments or distributions of whatever nature now existing or hereafter arising from the foregoing Partnership, Partnership Agreement and collateral or from any extensions, amendments or modifications thereof.

  1.2 The grant of these security interests and assignments is made for the purpose of securing:

           (a) Payment of a Promissory Note of even date herewith in the face amount of One Hundred Thousand and No/100 Dollars ($100,000) made by Debtor to the order of Secured Party (said note and any and all renewals, amendments, modifications, increases and extensions thereof being hereinafter collectively called the "Note");

           (b) The strict performance and observance of all agreements, warranties, covenants and conditions contained in any other security agreement and contained in any other document or instrument entered into by and between Debtor and Secured Party (collectively, the "Documents");

           (c) The repayment of all monies expended by Secured Party under the provisions hereof, with interest thereon at the default rate set forth in the Note.

  1.3 All matters referred to in subsections 1.2(a) through 1.2(c) above are sometimes herein referred to as the "Obligations".

  1.4 This Agreement is for security purposes only. Accordingly, Secured Party shall have no right hereunder to enforce its rights until an Event of Default (as defined below) has occurred hereunder or under any other Loan Document. Notwithstanding the foregoing, Debtor hereby agrees that any distributions of cash or property otherwise to be made by the Partnership to Debtor shall instead be made prorata in satisfaction of the Note and the other installment Promissory Note described in the Purchase and Sale Agreement to which Secured Party is a party dated October 1, 1994.

                      2. DEBTOR'S WARRANTIES AND COVENANTS

  2.1 Debtor hereby warrants and covenants as follows:

           (a) The execution, delivery and performance hereof does not contravene or violate any law or the terms of any agreement or undertaking to which Debtor is a party or by which Debtor is bound. Debtor has full power and authority to make the assignments and grant the security interests evidenced hereby. This Agreement and the assignments and security interests created hereby are valid, legal, binding and enforceable in accordance with their terms;

           (b) Debtor is and, as to Collateral acquired after the date hereof will be, the owner of the Collateral free from any adverse claim, lien, security interest, co-ownership or encumbrance other than the security interests and assignments granted to Secured Party hereby. Debtor shall notify Secured Party of and shall defend the Collateral against all claims and demands of all other persons at any time claiming any interest in the Collateral;

           (c) Debtor agrees to faithfully perform and discharge each and every obligation, covenant and agreement to be performed by Debtor under the agreements constituting the Collateral and agrees that Debtor will not default under any such agreement. Debtor agrees to give Secured Party prompt notice of any notice of default or breach or termination received from or made by any party to the agreements constituting the Collateral. Debtor shall provide Secured Party with such information concerning the Collateral as Secured Party may reasonable request including copies of reports or certificates delivered by Debtor or received by Debtor pursuant to the agreements constituting the Collateral;

           (d) Debtor will not modify, amend, waive, cancel, compromise or in any way alter the terms of any of the agreements constituting the Collateral without the prior written consent of Secured Party. Debtor will not release or discharge any other party from its obligations, covenants or agreements contained in the agreements constituting the Collateral. Debtor shall take all such actions with reference to the collection of monies due under the Collateral as Secured Party may reasonably request;

           (e) Debtor will not further assign or attempt to assign its rights under any of the agreements constituting the Collateral nor pledge or grant any other security interest in any of the Collateral nor permit any other lien or encumbrance to attach thereto;

           (f) Debtor warrants that all of the agreements constituting the Collateral are valid, legal, enforceable and in full force and effect. Such agreements have not been amended or modified in any way and are free from any default, breach, dispute, defenses and counterclaims;

           (g) Debtor shall from time to time do all acts and things and will execute and file all instruments in a timely and proper manner as reasonably required by Secured Party to establish, maintain, continue, guarantee and protect the security interests and assignments contained herein, and will promptly on demand pay all costs and expenses of filing and recording, including costs of any search reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the security interest and assignments of Secured Party, and also pay all other claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or Secured Party's interest therein;

           (h) Debtor shall pay promptly when due all taxes and assessments upon the Collateral or upon this Agreement or upon any agreements or notes evidencing any of the Obligations;

           (i) Debtor warrants that the assignment of its partnership interest in the Partnership is an assignment of all of its rights and interests as a Class A Limited Partner in the Partnership and not a mere assignment of distributions due to Debtor and the Partnership Agreement of Partnership permits the assignment given by Debtor to Secured Party hereunder and will allow Secured Party to assume all partnership rights of Debtor in and to the Partnership upon the occurrence of an Event of Default hereunder; and

           (j) Debtor warrants that its interest as a Class A Limited Partner constitutes an 7.5 percentage interest in the Partnership as a whole.

              3. AUTHORITY OF SECURED PARTY TO PERFORM FOR DEBTOR

  3.1 Should Debtor fail or refuse to make any payment, perform any covenant or obligation, observe any condition or take any action which Debtor is obligated hereunder to make, perform, observe, take or do, at the time or in the manner herein provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor (except as provided in any of the Documents), and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect the security of this Agreement and the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party hereunder, together with interest thereon at the default rate of interest set forth in the Note from the date of said payment or expenditure, and any such payments and expenses, together with interest thereon, shall be added to the Obligations secured hereby and shall be deemed secured hereby.

  3.2 Debtor hereby constitutes and appoints Secured Party as the Debtor's true and lawful attorney-in-fact with full right of appointment and substitution, to perform any and all acts necessary or convenient to preserve and protect Secured Party's and Debtor's interest in and to the Collateral. Said power of attorney shall empower Secured Party to endorse the Debtor's name on all checks and other forms of payment, which may come into the possession of Secured Party and to sign and endorse the Debtor's name on any other instruments or documents. Secured Party is further empowered under such power of attorney to take any and all action necessary to effect, protect, or preserve Debtor's rights under the agreements constituting the Collateral including the execution of documents and agreements substituting Secured Party as general partner and/or limited partner of the Partnership upon an Event of Default hereunder. The powers granted herein, being coupled with an interest, are irrevocable until all Obligations to Secured Party have been fully paid and satisfied.

                              4. EVENTS OF DEFAULT

  4.1 Debtor shall be in default under this agreement upon the occurrence of any of the following events or conditions ("Events of Default"):

           (a) Any breach of any covenant or condition in this Agreement and such breach continues for a period of thirty (30) days after notice thereof from Secured Party to Debtor; or, if such failure is not capable of being cured within such thirty (30) day period, Debtor does not commence to cure the failure within such thirty (30) day period and thereafter diligently and continuously prosecutes the cure to completion (such cure must be completed to Secured Party's reasonable satisfaction in its reasonable discretion within sixty (60) days after Debtor has actual or constructive notice of such failure);

           (b) Any breach or default by Debtor of any of its Obligations under any agreement constituting the Collateral;

           (c) Any warranty, representation or statement made in this Agreement or the Documents by Debtor proves to have been false in any material respect when made or furnished;

           (d) Default in the payment or performance of any of the Obligations after giving effect to any applicable grace or cure period; or the occurrence of any Event of Default under the Note or any other Document after giving effect to any applicable grace or cure period.

                     5. SECURED PARTY'S RIGHTS UPON DEFAULT

  5.1 Upon the happening of any Event of Default, Secured Party may, at its option and without further notice to Debtor, declare all of the Obligations to be immediately due and payable and Secured Party shall have the rights, options, duties and remedies of Secured Party and Debtor shall have the rights and duties of a Debtor under the Uniform Commercial Code as adopted in the State of Arizona. Without limitation thereto, Secured Party shall have the following specific rights:

           (a) To take immediate possession of all records, instruments, documents and writings of Debtor pertaining to the Collateral without resort to legal process and without notice and for such purpose to enter upon any premises in which such records, instruments, documents, writings or any part thereof may be situated and remove the same therefrom;

           (b) To require Debtor to assemble all records, instruments, documents or writings pertaining to the Collateral and make such available to Secured Party at a place to then be designated by Secured Party;

           (c) To have a public or private sale of all or any part of the Collateral;

           (d) To be substituted for Debtor as a Class A Limited Partner of Partnership with all rights, powers and privileges of the same under the terms of the Partnership Agreement of Partnership;

           (e) To collect by legal proceedings or otherwise, endorse, receive and receipt for all money or other property now or hereafter payable upon or on account of the Collateral and enforce performance of all Obligations of obligors under the Collateral; to make any compromise or settlement with respect to the Collateral; to cause the Collateral to be transferred to Secured Party's name or to the name of its nominee; and to exercise as to the Collateral all the rights, powers and remedies of an owner;

           (f) To bring suit for specific performance against any or all of the persons and entities constituting Debtor;

           (g) To have any other rights or remedies available by law.

                             6. CUMULATIVE REMEDIES

  6.1 Any and all remedies herein expressly conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

  6.2 Failure of Secured Party to exercise any rights it may have upon Debtor's breach hereof or upon Debtor's default in payment of any Obligation secured hereby shall not release Debtor from any of its Obligations hereunder or under any loan, unless such waiver or release be express and in writing signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any Obligation secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default. By exercising or failing to exercise any of the options or elections contained in this Agreement, Secured Party shall not be deemed to have waived any breach or default on the part of Debtor.

  6.3 Debtor hereby waives any right or privilege which it or its creditors might otherwise have to require Secured Party to proceed against the assets encumbered hereby or by any other security document or instrument securing any loan to Partnership, in any particular order or fashion under any legal or equitable doctrine or principle of marshaling and/or suretyship and further agrees that upon default, Secured Party may proceed to exercise any or all remedies with regard to any or all assets encumbered hereby or by any other security document or instrument in such manner and order as Secured Party in its sole discretion may determine.

                          7. PAYMENT TO SECURED PARTY

  7.1 During the existence of any Event of Default hereunder, Debtor and Secured Party agree that all proceeds, cash, payments or distributions of any nature due, owing or to be paid to Debtor by reason of the Collateral, including but not limited to earnings distributable under the Partnership Agreement, shall be paid directly to Secured Party. All such sums received may be applied by Secured Party to the Obligations, whether or not then due, in such order and manner as Secured Party shall determine. Debtor agrees to promptly advise Secured Party, before any payment or distribution is due and before Debtor receives or is credited with payment, of the amount of any sum due and owing and the intended medium or form of payment.

  7.2 Secured Party shall not be obligated to perform or discharge any obligation, duty or liability of Debtor under any agreement. Secured Party shall not be obligated to assume or exercise any rights or obligations as general partner of the Partnership.

  7.3 At such time as no Event of Default exists hereunder, Debtor may exercise all its rights as a partner in the Partnership and receive all distributions from the Partnership without the consent of Secured Party, except as otherwise provided herein and in the Documents.

                           8. LIMITATION OF LIABILITY

  Subject to the provisions below, nothing contained herein shall be construed as creating any personal liability on the part of the Class A Limited Partners or the General Partner, the Class B Limited Partners, or the Partnership for all obligations of Debtor under the Documents to Secured Party, all such liability being expressly waived by Secured Party for itself, its successors and assigns, and Secured Party agrees to look solely to Debtor and to any collateral heretofore, now or hereafter pledged by any party to secure the Loan.

  The foregoing shall in no way limit or impair the enforcement against any security granted by the Documents of any of the Secured Party's rights and remedies pursuant to the Documents.

                                9. MISCELLANEOUS

  9.1 Debtor hereby agrees to indemnify and hold Secured Party harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments and costs and expenses (including without limitation, reasonable attorneys' fees) to which Secured Party may become exposed, or which Secured Party may incur, in properly and legally exercising any of its rights under this Agreement. In addition to the foregoing award of attorneys' fees, Secured Party shall be entitled to its attorneys' fees incurred in any post judgment proceedings to collect or enforce any judgment related to this Agreement. This provision is separate and several and shall survive the merger of this provision into any judgment on this Agreement.

  9.2 The failure of Secured party to enforce any of the terms, covenants, or conditions herein shall not be construed or deemed to be a waiver of any rights or remedies hereunder. Secured Party shall have the full right, power and authority to enforce this Agreement, or any of the terms, covenants, or conditions hereof, at any time that Secured Party shall deem proper.

  9.3 This Agreement applies to and binds the parties hereto and their respective heirs, administrators, executors, successors, and assigns. Any provisions in any other agreement creating rights in Secured Party other than those created herein shall be deemed incorporated herein by reference and made a part hereof for all purposes.

  9.4 Debtor shall execute such documents and take such further actions as may be reasonably required by Secured Party to carry out the provisions hereof.

  9.5 Time is the essence of this Agreement and all its provisions.

  9.6 THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT ARE TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA.


                                     ILX Incorporated



                                     By:
                                        -----------------------------------
                                     Its:
                                        -----------------------------------